SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2002

BURNHAM PACIFIC PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland	1-9524	33-0204126
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

110 West A Street, Suite 900, San Diego, California 92101-3711
(Address of principal executive offices) (Zip Code)

(619) 652-4700
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

ITEM 2.  Disposition of Assets.

                On June 12, 2002, Burnham Pacific Properties, Inc. (the “Company”) sold Crenshaw/Imperial Shopping Center, one of its California retail assets, to Crenshaw Imperial Associates, LLC, a joint venture between ScanlanKemperBard Companies, an Oregon corporation, and Praedium Group for approximately $9,835,000 (the “Crenshaw Sale”).  Crenshaw/Imperial Shopping Center is an approximately 158,000 square foot open-air community shopping center located in Inglewood, California.  A copy of the press release announcing the closing has been filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 7.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Pro forma financial information statements are included herein pursuant to Article 11 of Regulation S-X.

(c)           Exhibits.

99.1         Press release of the Company, dated June 14, 2002

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

BURNHAM PACIFIC PROPERTIES, INC.

Dated: June 21, 2002	By:	/s/ Daniel B. Platt
	Name:	Daniel B. Platt
	Title:	Chief Financial Officer

BURNHAM PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                The accompanying unaudited pro forma condensed consolidated statement of net assets as of March 31, 2002 (Liquidation Basis) gives effect to the Crenshaw Sale as if it had occurred on March 31, 2002.

The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the quarter ended March 31, 2002 (Liquidation Basis) gives effect to the Crenshaw Sale as if it had occurred on January 1, 2002.  The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2001 (Liquidation Basis) gives effect to the Crenshaw Sale as if it had occurred on January 1, 2001.

                The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transaction and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and all of the financial statements and notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

Burnham Pacific Properties, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis) March 31, 2002 (in thousands)

		Crenshaw
	Historical	Sale		Pro-Forma

ASSETS
Real Estate Held For Sale	$63,963	$(9,538)	(1)	$54,425
Cash and Cash Equivalents	41,011	4,553	(2)	45,564
Restricted Cash	1,168	-		1,168
Receivables—Net	5,344	83	(3)	5,427
Other Assets	1,882	(83)	(3)	1,799
Total	113,368	(4,985)		(108,383)

LIABILITIES
Accounts Payable and Other Liabilities	4,517	(26)	(4)	4,491
Deposits for Property Sales	497	-		497
Tenant Security Deposits	385	(51)	(4)	334
Notes Payable	36,449	(4,861)	(5)	31,588
Reserve for Estimated Costs During the Period of Liquidation	5,802	-		5,802
Deferred Gain on Real Estate Assets	1,938	-		1,938
Total Liabilities	49,588	(4,938)		44,650

Minority Interest	1,055	-		1,055

NET ASSETS IN LIQUIDATION	$62,725	$(47)	(6)	$62,678

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Burnham Pacific Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets

For the Three Months Ended March 31, 2002 (Liquidation Basis)

(in thousands, except per share amounts)

	For the Three Months Ended 3/31/02
		Crenshaw Sale
				Pro-Forma

REVENUES
Rents	$6,717	$(407)	(7)	$6,310
Interest	310	-		310
Total Revenues	7,027	(407)		6,620

COSTS AND EXPENSES
Interest	1,185	(111)	(8)	1,074
Rental Operating	3,186	(144)	(7)	3,042
Provision for Bad Debt	566	9	(7)	575
General and Administrative	1,240	-		1,240
Litigation & Legal	126	(4)	(7)	122
Total Costs and Expenses	6,303	(250)		6,053

Income from Operations Before Minority Interest	724	(157)		567

Minority Interest	(17)	-		(17)
Income Available to Common Stockholders	$707	$(157)		$550

Net Assets in Liquidation at December 31, 2001	$135,860	-		$135,860
Adjustment to Net Assets in Liquidation	764	(47)		717
Liquidating Distributions to Common Stockholders	(74,606)	-		(74,606)
Income Available to Common Stockholders	707	-		707
Net Assets in Liquidation at March 31, 2002	$62,725			$62,678

Net Income Per Share — Basic and Diluted	$0.02	$(0.00)		$0.02

Weighted Ave. No. of Shares — Basic and Diluted	32,854	32,854		32,854

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Burnham Pacific Properties, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets
For the Year Ended December 31, 2001 (Liquidation Basis)
(in thousands, except per share amounts)

	For the Year Ended 12/31/01
		Crenshaw Sale
				Pro-Forma

REVENUES
Rents	$62,442	$(1,860)	(9)	$60,582
Interest	1,795	-		1,795
Total Revenues	64,237	(1,860)		62,377

COSTS AND EXPENSES
Interest	15,707	(434)	(10)	15,273
Rental Operating	22,244	(560)	(9)	21,684
Provision for Bad Debt	2,835	(122)	(9)	2,713
General and Administrative	6,324	-		6,324
Litigation & Legal	885	(7)	(9)	878
Total Costs and Expenses	47,995	(1,123)		46,872

Income from Operations Before Minority Interest and Dividends Paid to Preferred Stockholders	16,242	(737)		15,505

Minority Interest	(820)	-		(820)

Net Income	$15,422	$(737)		$14,685
Dividends Paid to Preferred Stockholders	(2,249)	-		(2,249)
Income Available to Common Stockholders	$13,173	$(737)		$12,436

Net Assets in Liquidation at December 31, 2000	$177,447	-		$177,447
Adjustment to Net Assets in Liquidation	(10,458)	(47)		(10,505)
Liquidating Distributions to Common Stockholders	(44,302)	-		(44,302)
Income Available to Common Stockholders	13,173	-		13,173
Net Assets in Liquidation at December 31, 2001	$135,860			$135,813

Net Income Per Share — Basic and Diluted	$0.41	$(0.02)		$0.38

Weighted Ave. No. of Shares — Basic and Diluted	32,450	32,450		32,450

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

BURNHAM PACIFIC PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of March 31, 2002 (Liquidation Basis)

The unaudited pro forma condensed consolidated statement of net assets as of March 31, 2002 (Liquidation Basis) assumes the Crenshaw Sale occurred on March 31, 2002.  The pro forma information is based upon the Company’s unaudited historical statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 after giving effect to the following adjustments:

(1)           Reflects the net realizable value of Crenshaw/Imperial Shopping Center as of March 31, 2002.

(2)           Reflects the net cash proceeds from the Crenshaw Sale.

(3)           Represents reclassification of other assets expected to be collected in connection with the Crenshaw Sale.

(4)           Reflects the carrying amount of certain liabilities eliminated in connection with the Crenshaw Sale.

(5)           Reflects the complete repayment of the property-related debt in connection with the Crenshaw Sale.

(6)           Reflects the adjustment to the Net Assets in Liquidation related to final closing costs for the Crenshaw Sale.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Quarter Ended March 31, 2002 (Liquidation Basis)

The Company’s unaudited pro forma condensed consolidated statement of changes in net assets for the quarter ended March 31, 2002 (Liquidation Basis) assumes the Crenshaw Sale occurred on January 1, 2002, but does not reflect the aggregate net gain on sale of properties.  The pro forma financial information is based on the unaudited historical financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 after giving effect to the following adjustments:

(7)           Reflects the actual operating results for revenues and expenses for the quarter ended March 31, 2002 for the

Crenshaw Sale.

(8)           Reflects the decrease in interest expense resulting from complete repayment of the property-related debt in connection with the Crenshaw Sale.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2001 (Liquidation Basis)

The Company’s unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2001 (Liquidation Basis) assumes the Crenshaw Sale occurred on January 1, 2001, but does not reflect the aggregate net gain on sale of properties.  The pro forma financial information is based on the audited historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments:

(9)           Reflects the actual operating results for revenues and expenses for the year ended December 31, 2001 for the

Crenshaw Sale.

(10)         Reflects the decrease in interest expense resulting from complete repayment of the property-related debt in connection with the Crenshaw Sale.